UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 17, 2023

Tutor Perini Corporation
(Exact Name of Registrant as Specified in its Charter)

Massachusetts	1-6314	04-1717070
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15901 Olden Street, Sylmar, California 91342-1093
(Address of Principal Executive Offices, and Zip Code)

(818) 362-8391
(Registrant’s Telephone Number, Including Area Code)

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	TPC	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07.        Submission of Matters to a Vote of Security Holders.

The 2023 Annual Meeting of Shareholders (the “Annual Meeting”) of Tutor Perini Corporation (the “Company”) was held on May 17, 2023. At the Annual Meeting, the Company’s shareholders voted on four proposals as described in the Proxy Statement and cast their votes as set forth below.

Proposal 1: Election of Directors

The Company's shareholders elected each of the following 10 nominees for director to serve a one-year term expiring at the Company's 2024 Annual Meeting of Shareholders. The votes cast in the election of directors were as follows:

Elected Directors	Votes For	Votes Withheld	Broker Non-Votes
Ronald N. Tutor	23,082,823	15,998,347	7,209,749
Peter Arkley	12,430,441	26,650,729	7,209,749
Jigisha Desai	23,088,576	15,992,594	7,209,749
Sidney J. Feltenstein	23,385,884	15,695,286	7,209,749
Michael F. Horodniceanu	12,790,992	26,290,178	7,209,749
Michael R. Klein	12,557,413	26,523,757	7,209,749
Robert C. Lieber	12,160,401	26,920,769	7,209,749
Dennis D. Oklak	23,393,433	15,687,737	7,209,749
Raymond R. Oneglia	16,273,895	22,807,275	7,209,749
Dale Anne Reiss	23,060,862	16,020,308	7,209,749

Proposal 2: Ratification of Appointment of Auditors

The Company's shareholders ratified the selection of Deloitte & Touche LLP, independent registered public accountants, as auditors of the Company for the year ending December 31, 2023. Voting results on this matter were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
45,500,701	644,406	145,812	0

Proposal 3: Approval on an Advisory (Non-binding) Basis of the Compensation Paid to the Company’s Named Executive Officers

The Company’s shareholders cast their votes with respect to the approval on an advisory (non-binding) basis of the compensation paid to the Company's named executive officers as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
11,757,223	27,234,044	89,903	7,209,749

Proposal 4: Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation

The Company’s shareholders cast their votes with respect to the advisory vote on the frequency of future advisory votes on executive compensation as set forth below:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
35,771,659	43,786	3,120,044	145,681	7,209,749

In light of these voting results, the Company plans to hold future advisory votes on executive compensation annually until the next required vote on the frequency of such advisory votes, or until the Board of Directors of the Company otherwise determines that a different frequency is in the best interests of the Company and its shareholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUTOR PERINI CORPORATION

Date:	May 19, 2023	By:	/s/ Anthony C. Fiore
Anthony C. Fiore
Corporate Secretary

3